SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2005

ClearOne Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

0-17219	87-0398877
(Commission File Number)	(IRS Employer Identification No.)

1825 Research Way,
Salt Lake City, Utah	84119
(Address of Principal Executive Offices)	(Zip Code)

(801) 975-7200
(Registrant’s Telephone Number, Including Zip Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2005, Donald Frederick resigned from his position as Chief Financial Officer of ClearOne Communications, Inc. Craig Peeples, Corporate Controller, has been appointed Interim Chief Financial Officer.

Item 7.01	Regulation FD Disclosure.

On September 20, 2005, ClearOne Communications, Inc. issued two press releases which were respectively captioned “ClearOne Announces Resignation of Chief Financial Officer” and “ClearOne Provides Update on the Schedule for Completion of its Audited Financial Statements and the Status of its Filings with the SEC.” Such press releases are included herewith as exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following documents are included as exhibits to this report:

Exhibit
No.	Title of Document

99.1	Press Release dated September 20, 2005 captioned “ClearOne Announces Resignation of Chief Financial Officer.”

99.2	Press Release dated September 20, 2005 captioned “ClearOne Provides Update on the Schedule for Completion of its Audited Financial Statements and the Status of its Filings with the SEC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE COMMUNICATIONS, INC.

Date: September 20, 2005	By: /s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer and President